}7


                   {EXHIBIT 4.10

       THIS NOTE AND THE
       SECURITIES TO BE
       ISSUED UPON
       CONVERSION HEREOF (I)
       HAVE BEEN ACQUIRED
       FOR INVESTMENT
       PURPOSES AND NOT WITH
       A VIEW TO OR FOR
       RESALE IN CONNECTION
       WITH THE DISTRIBUTION
       HEREOF, AND (II) HAVE
       NOT BEEN REGISTERED
       UNDER THE SECURITIES
       ACT OF 1933, AS
       AMENDED (THE
       "SECURITIES ACT"), OR
       THE SECURITIES LAWS
       OF ANY STATE AND MAY
       NOT BE OFFERED, SOLD,
       TRANSFERRED, PLEDGED,
       HYPOTHECATED OR
       OTHERWISE DISPOSED OF
       EXCEPT PURSUANT TO
       (A) AN EFFECTIVE
       REGISTRATION
       STATEMENT UNDER THE
       SECURITIES ACT, (B)
       TO THE EXTENT
       APPLICABLE, RULE 144
       UNDER THE SECURITIES
       ACT (OR ANY SIMILAR
       RULE UNDER THE
       SECURITIES ACT
       RELATING TO THE
       DISPOSITION OF
       SECURITIES), OR (C)
       AN OPINION OF
       COUNSEL, IF SUCH
       OPINION SHALL BE
       REASONABLY
       SATISFACTORY TO
       COUNSEL TO THE
       ISSUER, THAT
       REGISTRATION UNDER
       THE SECURITIES ACT IS
       NOT REQUIRED.


No. SB-4

    TERM NOTE
 DUE MAY 9, 2005

$15,000,000.00
                         May 9,
1995


             FOR VALUE RECEIVED,
CAI WIRELESS SYSTEMS, INC., a
Connecticut corporation
(hereinafter referred to as the
"COMPANY"), hereby promises to pay
to NYNEX MMDS HOLDING COMPANY, a
Delaware corporation, having an
address at 1113 Westchester Ave.,
White Plains, NY  10605 (the
"PAYEE"), or registered assigns, on
or before May 9, 2005, the
principal sum of Fifteen Million
Dollars ($15,000,000.00), together
with interest thereon at the rate
provided herein, and payable on the
terms set forth below.

             This Note is one of an
issue of Term Notes due May 9, 2005
of the Company in an aggregate
principal amount of $30,000,000
(collectively, the "NOTES") issued
pursuant to a certain Securities
Purchase Agreement, dated as of
March 28, 1995 between the Company
and the Payee (the "SECURITIES
PURCHASE AGREEMENT").  Through the
Change Date (as defined in SECTION
7 hereof), but not after such date,
this Note is secured by, and the
performance by the Company of its
obligations hereunder is guaranteed
by, a Security Agreement and Pledge
Agreement, of even date herewith,
between the Company and the Payee,
and those certain Guarantee
Agreements and Security Agreements,
of even date herewith, between the
Payee and certain subsidiaries of
the Company.  Each registered
holder ("HOLDER") of this Note will
be deemed, by its acceptance
hereof, (I) to have agreed to the
confidentiality provisions set
forth in SECTION 12 of the
Securities Purchase Agreement and
(II) to have made the
representation set forth in SECTION
5.2 of the Securities Purchase
Agreement.

             Certain capitalized
terms used in this Note are defined
in SECTION 7 hereof.  Other
capitalized terms, used in this
Note but not defined herein, shall
have the meanings ascribed to them
in the Securities Purchase
Agreement.  Without limiting the
generality of the foregoing, for
purposes of this Note, the term
"SUBSIDIARY" shall include, without
limitation, any Acquired Company
effective, except as provided in
Section 3.2(ad) hereof, as of the
time such Acquired Company was
acquired by the Company.

SECTION . PAYMENT OF PRINCIPAL AND
             INTEREST.

       .     PRINCIPAL.  The
outstanding principal balance of
this Note shall be paid in full on
the tenth anniversary hereof.

       .     INTEREST.

       ()    Interest shall accrue
semi-annually at the Applicable
Rate on the unpaid principal sum
due hereunder and previous unpaid
accruals of interest.  Interest
shall be computed on the basis of a
360-day year of twelve 30-day
months.  Interest shall be paid
semi-annually on March 1 and
September 1 of each year,
commencing on the First Payment
Date.

       ()    This Note shall bear
interest following the occurrence
and during the continuance of any
Event of Default on the unpaid
principal amount, including any
overdue payment or prepayment of
principal and premium, if any, and
on any overdue installment of
interest at the Overdue Rate.  If
the Company shall have paid or
agreed to pay any interest or
premium on this Note pursuant to
the terms hereof in excess of that
permitted by law, then it is the
express intent of the Company and
the Holder that all excess amounts
previously paid or to be paid by
the Company be applied to reduce
the principal balance of this Note,
and the provisions hereof
immediately be deemed reformed and
the amounts thereafter collectible
hereunder reduced, without the
necessity of the execution of any
new document, so as to comply with
the then applicable law, but so as
to permit the recovery of the
fullest amount otherwise called for
hereunder.

       .     PREPAYMENTS.

       ()    The Company shall,
without notice, prepay, without
premium, on the 180th day after the
payment in full of all outstanding
obligations under the Senior Notes,
this Note with all interest accrued
on the principal amount of this
Note, including the amount to be
prepaid.  Notwithstanding anything
contained in this SECTION 1.3, on
the maturity date of this Note, the
aggregate outstanding principal
amount of this Note, together with
all interest accrued thereon, shall
be due and payable.

       ()    If there is more than
one Note outstanding, the aggregate
principal amount of the prepayment
of Notes shall be allocated among
the Holders of the Notes then
outstanding and being so prepaid in
proportion, as nearly as
practicable, to the respective
unpaid principal amounts of such
Notes, with adjustments, to the
extent practicable, to compensate
for any prior prepayments not made
in exactly such proportion.

       ()    Except as otherwise
provided in SECTION 1.3(A), there
shall be no prepayment, in whole or
in part, of the principal amount of
all or any of the Notes.

       .     MANNER OF PAYMENT.
All payments of principal and
interest shall be made in lawful
money of the United States of
America at the time of any such
payment, at the election of the
Holder from time to time, either by
wire transfer of immediately
available funds to the account
designated by the Holder for such
purpose from time to time, or by
check mailed to the Holder at the
address designated by the Holder
for such purpose from time to time.

       .     PAYMENT ON NON-
BUSINESS DAYS.  Whenever any
payment to be made on the Notes
shall be due on a Saturday, Sunday
or a public holiday under the laws
of the State of New York, such
payment may be made, together with
interest thereon at the interest
rate provided for in SECTION 1.2(A)
hereof, on the next succeeding day
on which banks in New York City are
open for business with the same
effect as if made on the nominal
date for payment.

       .     MANDATORY REDEMPTION
ON CHANGE OF CONTROL.  Upon the
occurrence of a Change of Control,
the Holder will have the right to
require the Company to repurchase
all or any portion of this Note at
a purchase price equal to 101% (or
such higher percentage as shall
then be applicable to any right of
the holders of the Senior Notes or
the holders of any other
Indebtedness to put such Notes or
Indebtedness or any part thereof to
the Company upon a Change in
Control as defined in the Senior
Notes or the Senior Notes Indenture
or upon the occurrence of any
similar event pursuant to the terms
of such other Indebtedness) of the
unpaid principal amount of this
Note plus accrued interest hereon.
Notwithstanding the foregoing, for
so long as the Senior Notes are
outstanding, in no event shall the
Company's obligation to make such
redemption arise earlier than the
date which is 15 days after the
date the Company is obligated to
purchase Senior Notes pursuant to
the Senior Notes Indenture
following a Change of Control (as
defined therein).

       ()    "CHANGE OF CONTROL"
during the period that any Senior
Notes are outstanding shall have
the meaning ascribed to such term
in the Senior Notes Indenture, and
during any period that no Senior
Notes are outstanding shall mean
the occurrence of one or more of
the following events:

             ()     any sale,
       lease, exchange or other
       transfer (in one transaction
       or a series of related
       transactions) of assets of
       the Company or any
       Subsidiary to any person,
       other than to the Purchaser
       or any Affiliate thereof,
       which assets are either
       material to the ownership
       and operation of a Wireless
       Cable Television System
       which is subject to the
       Business Relationship
       Agreement or which have a
       fair market value at the
       time of sale in excess of
       30% of the fair market value
       of the Company and the
       Subsidiaries; or

             ()     during any
       consecutive two-year period,
       individuals who at the
       beginning of such period
       constituted the Board of
       Directors of the Company
       (together with any new
       directors whose election to
       such Board of Directors or
       whose nomination for
       election by the stockholders
       of the Company was approved
       by a vote of a majority of
       the directors of the Company
       then still in office who
       were either directors at the
       beginning of such period or
       whose election or nomination
       for election was previously
       so approved) cease for any
       reason to constitute a
       majority of the Board of
       Directors of the Company
       then in office, excluding
       for all purposes of this
       subsection (ii) any
       directors elected by the
       Senior Preferred Shares or
       the Voting Preferred Shares;
       or

             ()     any person or
       group of related persons for
       purposes of Section 13(d) of
       the Exchange Act or any
       Subsidiary (a "GROUP"),
       excluding the Purchaser, The
       Corotoman Company L.L.C. and
       their respective Affiliates
       (each a "PERMITTED
       PURCHASER"), either (1) is
       or becomes, by purchase,
       tender offer, exchange
       offer, open market
       purchases, privately
       negotiated purchases or
       otherwise, the "beneficial
       owner" (as defined in Rules
       13d-3 and 13d-5 under the
       Exchange Act, whether or not
       applicable, except that a
       person shall be deemed to
       have "beneficial ownership"
       of all securities that such
       person has the right to
       acquire, whether such right
       is exercisable immediately
       or after the passage of time
       only), directly or
       indirectly, of more than 50%
       of the total then
       outstanding Voting Stock of
       the Company (for the purpose
       of this clause (iii), such
       person or Group will be
       deemed to "beneficially own"
       (determined as aforesaid)
       any Voting Stock of a
       corporation (the "specified
       corporation") held by any
       other corporation (the
       "parent corporation") if
       such person or Group
       "beneficially owns,"
       directly or indirectly, a
       majority of the voting power
       of the Voting Stock of such
       parent corporation), or (2)
       otherwise has the ability to
       elect, directly or
       indirectly, a majority of
       the members of the Board of
       the Company; or

             ()     the Company
       consolidates with or merges
       into another person (other
       than the Purchaser or an
       Affiliate thereof) and the
       stockholders immediately
       prior to such merger or
       consolidation, or a
       Permitted Purchaser and the
       stockholders immediately
       prior to such merger or
       consolidation, hold less
       than a majority of the
       Voting Stock of the
       resulting entity; or

             ()     any person or
       Group, excluding the
       Purchaser and its
       Affiliates, either (x) is or
       becomes, by purchase, tender
       offer, exchange offer, open
       market purchases, privately
       negotiated purchases or
       otherwise, the "beneficial
       owner" of more of the
       outstanding Voting Stock
       than The Corotoman Company
       L.L.C. and its Affiliates or
       (y) commences, within the
       meaning of Rule 14d-1 under
       the Exchange Act, a tender
       offer with respect to more
       than 30% of the total then
       outstanding Voting Stock of
       the Company.

       ()  "VOTING STOCK" means,
with respect to any person,
securities of any class or classes
of capital stock in such person
entitling the holders thereof
(whether at all times or only so
long as no senior class of stock
has voting power by reason of any
contingency) to vote in the
election of members of the Board of
such person.


SECTION .  REGISTRATION, TRANSFER
AND REPLACEMENT.

       .     REGISTRATION.  The
Company shall maintain at its
principal office a register of the
Notes and shall record therein the
names and addresses of the Holders
of the Notes, the address to which
notices are to be sent and the
address to which payments are to be
made as designated by the Holder if
other than the address of the
Holder, and the particulars of all
transfers, exchanges and
replacements of Notes.  No transfer
of a Note shall be valid unless the
Holder or his or its duly appointed
attorney requests such transfer to
be made on such register, upon
surrender thereof for exchange as
hereinafter provided, accompanied
by an instrument in writing, in
form and execution reasonably
satisfactory to the Company.  Each
Note issued hereunder, whether
originally or upon transfer,
exchange or replacement of a Note,
shall be registered on the date of
execution thereof by the Company.
The Holder of a Note shall be that
person or entity in whose name the
Note has been so registered by the
Company.  A Holder shall be deemed
the owner of a Note for all
purposes, and the Company shall not
be affected by any notice to the
contrary.

       .     TRANSFER AND EXCHANGE.
The Holder of any Note or Notes
may, prior to maturity or
redemption thereof, surrender such
Note or Notes at the principal
office of the Company for transfer
or exchange.  Within a reasonable
time after notice to the Company
from a Holder of its intention to
make such exchange and without
expense (other than applicable
transfer taxes, if any) to such
Holder, the Company shall issue in
exchange therefor another Note or
Notes dated the date to which
interest has been paid on, and for
the unpaid principal amount of, the
Note or Notes so surrendered,
containing the same provisions and
subject to the same terms and
conditions as the Note or Notes so
surrendered; provided, however,
that unless the transferee is an
Affiliate of the Purchaser, the new
Note or Notes shall omit SECTION
3.2 hereof.  Subject to the
restrictions on transfer set forth
in Section 2.1 hereof, each new
Note shall be made payable to such
person or entity, as the Holder of
such surrendered Note or Notes may
designate.  Notes issued upon any
transfer or exchange shall be only
in authorized denominations, which
shall be $1,000,000 and integral
multiples of $500,000 in excess
thereof or, in the event of partial
redemption by the Company of any
Notes or partial conversion of such
Notes pursuant to SECTION 5 hereof
or the surrender of such Notes in
connection with the exercise of the
Warrants, such lesser amount as
shall constitute the entire
remaining principal amount of such
Note.

       .     REPLACEMENT.  Upon
receipt of evidence satisfactory to
the Company of the loss, theft,
destruction or mutilation of any
Note and, if requested by the
Company in the case of any such
loss, theft or destruction, upon
delivery of an indemnity bond or
other agreement or security
reasonably satisfactory to the
Company, or, in the case of any
such mutilation, upon surrender and
cancellation of such Note, the
Company will issue a new Note, of
like tenor, in the amount of the
unpaid principal of such Note, and
dated the date to which interest
has been paid, in lieu of such
lost, stolen, destroyed or
mutilated Note.

SECTION .  COVENANTS.

       .     COVENANT EFFECTIVE
DATES.  Through the period ending
on and including the earlier of (i)
the Change Date or (ii) the date on
which the Holder receives final
payment of all amounts payable
under this Note, the Company and
its Subsidiaries shall comply with
all of the covenants and agreements
set forth in SECTION 3.2.  If the
Change Date occurs, then the
Company and its Subsidiaries shall
no longer be bound, with respect to
the period following the Change
Date, by their covenants and
agreements set forth in SECTION
3.2.  Immediately after the Change
Date, the Company and its
Subsidiaries shall become bound to
perform, on behalf of the Holders,
all of their covenants and
agreements (the "COVENANTS")
contained in the Senior Notes
Indenture governing, and the Senior
Notes evidencing, the Anticipated
Financing, and shall comply
therewith as they may be amended,
modified, supplemented or replaced
after the Change Date with the
prior written approval of the
Required Holders.  If the Change
Date has occurred and thereafter
the Senior Notes are repaid in full
at any time while any Note remains
outstanding, the Covenants as in
effect immediately prior to such
termination shall be deemed to be
incorporated herein by reference
and shall continue in effect for
all purposes hereof.

       .     INITIAL COVENANTS.
Subject to SECTION 3.1, so long as
any Notes are held by the Purchaser
or an Affiliate thereof or a
successor to any of the foregoing
(the "PURCHASER GROUP"), the
Company shall comply with the
following covenants unless its
first obtains the approval (by vote
or written consent) of the Holders
of a majority of the then
outstanding Stage I Warrants, Stage
II Warrants, Senior Preferred Stock
and Voting Preferred Stock (voting
together as one class on the basis
of the number of Voting Preferred
Shares for or into which each such
security is then exercisable or
convertible) held by the Purchaser
Group (a "Purchaser Group
Approval").  Notwithstanding the
foregoing, the parties intend that
no provision of this Section 3.2
shall operate to limit or impair
the Company's full responsibility
for and control of the FCC Licenses
and its operations conducted
pursuant to those Licenses, if such
provision, as so applied, shall
violate applicable law.

       ()  MAINTENANCE OF EXISTENCE
AND CONDUCT OF BUSINESS.  The
Company shall, and shall cause each
of its Subsidiaries to, (i) at all
times preserve and keep in full
force and effect such entity's
corporate or partnership existence,
as the case may be, and rights and
franchises material to such
entity's business and (ii) comply
at all times with the provisions of
all franchises, permits, licenses
or other similar authorizations
relating to such entity's business,
including, without limitation, the
FCC Licenses, Channel Leases and
any obligations or agreements with
respect to signal interference,
certifications and permits, and all
other material agreements, licenses
and sublicenses, leases and
subleases to which it is a party,
and will suffer no loss or
forfeiture thereof or thereunder
except for losses or forfeitures
which in the aggregate would not
have a Material Adverse Effect.

       ()  MAINTENANCE OF BUSINESS
RELATIONSHIPS.  The Company shall,
and shall cause each of its
Subsidiaries to, maintain and
preserve its relationships with
equipment vendors, programmers,
lessors (including without
limitation MMDS, MDS, POFS and ITFS
lessors and lessors of headend and
antennae sites), licensors and
others having business
relationships with it except for
losses or replacements of
relationships which individually or
in the aggregate would not have a
Material Adverse Effect.

       ()  MAINTENANCE OF
PROPERTIES.  The Company shall, and
shall cause each of its
Subsidiaries to, maintain and keep,
or cause to be maintained and kept,
their respective properties
(including without limitation,
intellectual property and
properties acquired in accordance
with the terms of the Business Plan
or in accordance with the Loan
Documents) in good repair, working
order and condition (other than
ordinary wear and tear), and from
time to time shall make or cause to
be made all appropriate repairs,
renewals and replacements thereof,
so that the business carried on in
connection therewith may be
properly conducted at all times,
except where the failure to do so
would not have a Material Adverse
Effect.

       ()  MAINTENANCE OF LICENSES
AND OTHER MATERIAL AGREEMENTS.  The
Company shall, and shall cause each
of its Subsidiaries to, use its
best efforts to keep in full force
and effect all of the FCC Licenses,
Channel Leases, any obligations or
agreements with respect to signal
interference, certifications and
permits, and all other material
agreements, licenses and
sublicenses, leases and subleases
to which it or any of the
Subsidiaries is a party or to which
it or any of the Subsidiaries shall
become a party hereafter except for
losses thereof which individually
or in the aggregate would not have
a Material Adverse Effect.  The
foregoing notwithstanding, the
Company shall, and shall cause each
of its Subsidiaries to, keep in
full force and effect sufficient
FCC Licenses and Channel Leases in
each Wireless Distribution System
covered by the Business
Relationship Agreement to comply
with the obligations of the Company
under the Business Relationship
Agreement.

       ()  USE OF PROCEEDS.
Proceeds advanced pursuant to the
Purchase Agreement and pursuant to
the Anticipated Financing shall be
used only as expressly provided by
Section 1.5(a) and 1.5(b) of the
Purchase Agreement or, in respect
of the Anticipated Financing, as
provided in the Business Plan.

       ()  PERFORMANCE OF LOAN
DOCUMENTS AND ANTICIPATED FINANCING
DOCUMENTS.  The Company shall, and
shall cause each of its
Subsidiaries to, duly and
punctually perform, pay and
discharge or cause to be performed,
paid or discharged, all of their
respective obligations, as defined
herein, of every nature arising or
owed under the Loan Documents and
under the documents related to the
Anticipated Financing, whether
absolute or contingent.  The
Company shall comply with each of
the covenants set forth in the
documents related to the
Anticipated Financing (without
regard to any waivers or consents
obtained in respect thereof from
the holders of the notes issued in
the Anticipated Financing).

       ()  COMPLIANCE WITH LAW.
The Company shall, and shall cause
each of its Subsidiaries to, comply
in all material respects with all
applicable laws, rules,
regulations, orders or ordinances
to which each of them is or will be
subject, including, without
limitation, the Communications Act,
the Copyright Act and all
Environmental Laws, and shall
obtain and maintain in effect at
all times all licenses,
certificates, permits, franchises
and other governmental or other
authorizations necessary to the
ownership of their respective
properties or to the conduct of
their respective businesses,
including, without limitation, all
FCC Licenses, Channel Leases and
obligations or agreements with
respect to signal interference, in
each case to the extent necessary
to ensure that non-compliance with
such laws, ordinances or
governmental rules or regulations
or failures to obtain or maintain
in effect such licenses,
certificates, permits, franchises
and other governmental
authorizations could not,
individually or in the aggregate,
reasonably be expected to have a
Material Adverse Effect.

       ()  COMPLIANCE WITH BUSINESS
PLAN AND BUSINESS RELATIONSHIP
AGREEMENT.  The Company shall, and
shall cause each of the
Subsidiaries to, use its best
efforts to achieve the build-out of
the Wireless Distribution Systems
contemplated by the Business Plan,
in each case subject to the
availability of financing and the
anticipated development of certain
technology, and, except as
expressly permitted hereunder,
shall not enter into any material
transaction which is not
contemplated by the Business Plan
or the Loan Documents.  The Company
shall, and shall cause each of its
Subsidiaries to, comply in all
respects with the Business
Relationship Agreement.

       ()  INSURANCE.  The Company
shall, and shall cause each of its
Subsidiaries to, maintain, with
financially sound and reputable
insurers, insurance with respect to
their respective properties and
businesses against such casualties
and contingencies, of such types,
on such terms and in such amounts
(including deductibles, co-
insurance and self-insurance, if
adequate reserves are maintained
with respect thereto) as is
customary in the case of entities
engaged in the same or a similar
business and similarly situated.
The Company shall maintain key-
person insurance on the life of
Jared E. Abbruzzese in the amount
of $2,000,000, which policy names
the Company as the owner and sole
beneficiary thereof.

       ()  PAYMENT OF TAXES AND
CLAIMS; CONSOLIDATION.

             ()  The Company shall,
       and shall cause each of the
       Subsidiaries to, timely file
       all Tax Returns required to
       be filed in any jurisdiction
       and to pay and discharge all
       Taxes shown to be due and
       payable on such returns and
       all other Taxes imposed on
       them or any of their
       properties, assets (wherever
       used herein, the term
       "ASSETS" includes without
       limitation the properties,
       licenses, permits,
       franchises, stock of
       Subsidiaries and contract
       rights of the Company and
       its Subsidiaries), income or
       franchises, to the extent
       such Taxes have become due
       and payable and before they
       have become delinquent; and
       to pay and discharge all
       claims for which sums have
       become due and payable that
       have or might become a Lien
       on properties or assets of
       the Company or any of their
       respective Subsidiaries,
       PROVIDED that the Company or
       any of the Subsidiaries need
       not pay any such Tax or
       claim if (i) the amount,
       applicability or validity
       thereof is contested by the
       Company or such Subsidiary
       on a timely basis in good
       faith and in appropriate
       proceedings, and the Company
       or such Subsidiary has
       established adequate
       reserves therefor in
       accordance with GAAP on the
       books of the Company or such
       Subsidiary or (ii) the
       nonpayment of all such Taxes
       and claims in the aggregate
       could not reasonably be
       expected to have a Material
       Adverse Effect.

             ()  The Company shall
       not, and shall not permit
       any of the Subsidiaries to,
       file or consent to the
       filing of any consolidated
       or combined income tax
       return with any Person
       (other than the Company or
       any of the Subsidiaries).

       ()  EMPLOYEE BENEFIT PLANS.

             ()     The Company
       shall, and shall cause each
       ERISA Affiliate to, ()
       comply in all material
       respects with the provisions
       of ERISA to the extent
       applicable to any Benefit
       Plan maintained by it and
       cause all Benefit Plans
       maintained by it to satisfy
       the conditions under the
       Code for tax qualification
       of all such plans intended
       to be tax qualified; and ()
       avoid () any material
       accumulated funding
       deficiency (within the
       meaning of ERISA '302 and
       Code '412(a)) (whether or
       not waived); (B) any act or
       omission on the basis of
       which it or an ERISA
       Affiliate might incur a
       material liability to the
       PBGC (other than for the
       payment of required
       premiums) or to a trust
       established under former
       ERISA '4049; (C) any
       transaction with a principal
       purpose described in ERISA
       '4069; and (D) any act or
       omission that might result
       in the assessment by any
       Multiemployer Plan of
       withdrawal liability against
       the Company or any ERISA
       Affiliate, but only to the
       extent that the liability
       arising from a failure to
       comply with any covenant set
       forth in (i) or (ii) could
       reasonably be expected to
       result in a liability to it
       or a Subsidiary or an ERISA
       Affiliate for any one such
       event in excess of $100,000;
       provided however that this
       covenant will not apply to
       the employee benefit plans
       assumed by the Company or a
       Subsidiary pursuant to any
       acquisition contemplated by
       the Loan Documents until the
       120th day after such
       acquisition is completed.

             ()     The Company
       shall not, directly or
       indirectly, and shall not
       permit its Subsidiaries or
       any ERISA Affiliate to
       directly or indirectly by
       reason of an amendment or
       amendments to, or the
       adoption of, one or more
       Benefit Plans subject to
       Title IV or ERISA, permit
       the present value of all
       benefit liabilities, as
       defined in Title IV of ERISA
       (using the actuarial
       assumptions utilized by the
       PBGC upon termination of a
       plan), to increase by more
       than $100,000; PROVIDED that
       this limitation shall not be
       applicable to the extent
       that the fair market value
       of assets allocable to such
       benefits, all determined as
       of the most recent valuation
       date for each such Benefit
       Plan, is in excess of the
       benefit liabilities, or to
       increase to the extent
       security must be provided to
       any Benefit Plan under
       Section 401(a)(29) of the
       Code.  Neither the Company
       nor any of its Subsidiaries
       shall establish or become
       obligated to any new Retiree
       Welfare Plan, or modify any
       existing Retiree Welfare
       Plan, which could result in
       an increase in annual cost,
       or could result in an annual
       increase in liability to the
       Company, in either case by
       more than $50,000.  Neither
       the Company nor any of its
       Subsidiaries shall establish
       or become obligated to any
       new unfunded Benefit Plan,
       or modify any existing
       unfunded Benefit Plan,
       without the prior written
       approval by the Holder.  The
       Company shall not, directly
       or indirectly, and shall not
       permit its Subsidiaries or
       any ERISA Affiliate to (i)
       satisfy any liability under
       any Benefit Plan by
       purchasing annuities from an
       insurance company or (ii)
       invest the assets of any
       Benefit Plan with an
       insurance company, unless,
       in each case, such insurance
       company is rated AA by
       Standard & Poor's
       Corporation and the
       equivalent by each other
       nationally recognized rating
       agency at the time of the
       investment.

             ()     With respect to
       other than a Multiemployer
       Plan, for each Benefit Plan
       hereafter adopted or
       maintained by the Company,
       any of its Subsidiaries or
       any other ERISA Affiliate
       and which is intended to be
       qualified under Section
       401(a) of the Code, the
       Company shall (i) seek, or
       cause its Subsidiaries or
       other ERISA Affiliates to
       seek, and receive
       determination letters from
       the IRS to the effect that
       such Benefit Plan is
       qualified within the meaning
       of Section 401(a) of the
       Code; and (ii) from and
       after the adoption of any
       such Benefit Plan, cause
       such plan to be qualified
       within the meaning of
       Section 401(a) of the Code
       and to be administered in
       all material respects in
       accordance with the
       requirements of ERISA and
       Section 401(a) of the Code.

             ()     With respect to
       each Benefit Plan hereafter
       adopted or maintained by the
       Company, any of its
       Subsidiaries or any other
       ERISA Affiliate and which is
       a welfare plan within the
       meaning of Section 3(1) of
       ERISA, the Company shall
       comply, or cause its
       Subsidiaries or other ERISA
       Affiliates to comply, with
       the notice and continuation
       coverage requirements of
       Section 4980B of the Code
       and the regulations
       thereunder to the extent
       noncompliance could result
       in a material liability.

             ()     The foregoing
       notwithstanding, the
       provisions of this SECTION
       3.2(K) shall not apply to an
       Acquired Company for a
       period of six months from
       the time of its acquisition
       by the Company or a
       Subsidiary, if information
       disclosed by such Acquired
       Company to the Company or a
       Subsidiary on a schedule to
       its Acquisition Documents
       indicates that such Acquired
       Company would, at the time
       of its acquisition by the
       Company or a Subsidiary, be
       in violation of this SECTION
       3.2(K), and such violation
       would not have a Material
       Adverse Effect.

       ()    ENVIRONMENTAL LAWS.
The Company shall, and shall cause
each of its Subsidiaries to,
conduct its business so as to, and
maintain a system to assure that it
will, comply with all applicable
Environmental Laws and shall
promptly take corrective action to
remedy any non-compliance with any
Environmental Law, except for non-
compliances which individually or
in the aggregate would not have a
Material Adverse Effect.

       ()    FURTHER ASSURANCES.
From time to time, upon the request
of the Holder, the Company shall,
and shall cause each of the
Subsidiaries to, make such filings
and seek such consents, approvals,
permits and waivers as may be
necessary or desirable in the
reasonable judgment of the Holder
to permit the Holder to exercise
all of its rights under each of the
Loan Documents, including without
limitation the right to exercise
the Stage I Warrants and the Stage
II Warrants, to convert the Notes,
the Senior Preferred Shares and the
Voting Preferred Shares and to
enforce all the covenants
thereunder and under the Business
Relationship Agreement and the
terms of the Voting Preferred
Shares.

       ()    OTHER AFFIRMATIVE
COVENANTS.  The Company shall cause
each of its Subsidiaries to comply
with Section 2 of the Purchase
Agreement and this SECTION 3.2.

       ()    SOLVENCY.  The Company
and the Subsidiaries shall, on a
consolidated basis, and Atlantic on
a standalone basis shall, be and
remain Solvent.  "SOLVENT" means
that the aggregate present fair
saleable value of such Person's
assets is in excess of the total
cost of its probable liability on
its existing debts to third parties
as they become absolute and
matured, such Person has not
incurred debts beyond its
foreseeable ability to pay such
debts as they mature, and such
Person has capital adequate to
conduct the business in which it is
presently employed.

       ()    INDEBTEDNESS.  The
Company shall not, nor shall it
permit any of the Subsidiaries to,
directly or indirectly, remain
liable, create, incur, assume,
guaranty, or otherwise become or
remain directly or indirectly
liable with respect to any
Indebtedness except:

             ()     the Company and
       the Subsidiaries may become
       and remain liable with
       respect to the Obligations;

             ()     the Company and
       the Subsidiaries may become
       and remain liable with
       respect to the Anticipated
       Financing created and
       incurred pursuant to Section
       2.4 of the Purchase
       Agreement;

             ()     the
       Subsidiaries of the Company
       may become and remain liable
       with respect to intercompany
       indebtedness to the Company;
       PROVIDED that all such
       intercompany indebtedness is
       subordinated to the
       Obligations and evidenced by
       an intercompany note
       executed by such Subsidiary,
       all in form and substance
       satisfactory to the Holder;

             ()     the Company and
       the Subsidiaries may become
       and remain liable with
       respect to unsecured debt
       incurred in connection with
       the acquisition by the
       Company or a Subsidiary of
       any of the Acquired
       Companies in accordance with
       the terms of the Acquisition
       Agreements including,
       without limitation, debt
       that is assumed in such
       acquisition provided that
       such debt is prepayable at
       the option of the Company;

             ()     the Company and
       the Subsidiaries may become
       and remain liable with
       respect to contingent or
       deferred payment obligations
       incurred by the Company or
       any of its Subsidiaries in
       connection with the
       acquisition of assets by the
       Company or any of its
       Subsidiaries in the ordinary
       course of business, which
       payment obligation is
       secured solely by the
       acquired assets;

             ()     prior to
       January 1, 1997, the Company
       may incur the debt permitted
       pursuant to Section
       2.7(c)(ii) of the Purchase
       Agreement;

             ()     if the Stage II
       Closing has been
       consummated, from January 1,
       1997 until the earlier of
       July 1, 1997 or the first
       date that the quotient,
       expressed as a percentage,
       of the number of LOS
       Households in service areas
       with respect to which
       Purchaser's Affiliates have
       then exercised their options
       under Article 3 of the
       Business Relationship
       Agreement divided by the
       number of LOS Households in
       all service areas subject to
       the Business Relationship
       Agreement (the "BR
       PERCENTAGE") first exceeds
       30%, the Company may incur
       Indebtedness in the
       aggregate principal amount
       of $25,000,000 to the extent
       necessary to fund operations
       or repay existing debt or
       used to effect acquisitions
       or capital expenditures
       (including acquisitions or
       capital expenditures in the
       form of Capital Leases)
       permitted under SECTION
       3.2(AB) hereof; and

             ()     after July 1,
       1997, the Company may incur
       Indebtedness in an aggregate
       amount equal to the product
       of (x) $250,000,000 (reduced
       by the principal amount of
       the Indebtedness incurred
       under subsection (h) hereof
       and then outstanding) at the
       time such Indebtedness is
       contemplated to be incurred
       by the Business Plan
       multiplied by (y) the
       difference between (i) 100%
       and (ii) the BR Percentage
       at the time the Indebtedness
       is incurred; PROVIDED that
       after the first date that
       the BR Percentage is equal
       to or greater than 75%, no
       Indebtedness may thereafter
       be incurred hereunder.

       The provisions of this
SECTION 3.2(P) notwithstanding, the
Company shall not permit Atlantic
to directly or indirectly remain
liable, create, incur, assume,
guaranty or otherwise become or
remain directly or indirectly
liable with respect to any
Indebtedness.

       ()    LIENS.  The Company
shall not, nor shall it permit any
of the Subsidiaries to, directly or
indirectly, maintain, create,
incur, assume or permit to exist
any lien on or with respect to any
property or asset (including any
document or instrument in respect
of goods or accounts receivable) of
the Company or any Subsidiary,
whether now owned or hereafter
acquired, or any income or profits
therefrom, except:

             ()     liens granted
       pursuant to the Loan
       Documents or disclosed in
       Schedule 4.8 of the Purchase
       Agreement (as amended with
       respect to Acquired
       Companies pursuant to
       Section 2.10 of the Purchase
       Agreement) and not
       discharged as contemplated
       by Section 3.2(a) of the
       Purchase Agreement;

             ()     liens securing
       Indebtedness permitted under
       SECTIONS 3.2(P)(VII) AND
       (VIII) above; and

             ()     liens securing
       Indebtedness of acquired
       entities in acquisitions or
       for capital expenditures, in
       either case which are
       permitted under SECTION
       3.2(AA) hereof.

       The provisions of this
SECTION 3.2(Q) notwithstanding, the
Company shall not permit, nor shall
it permit any of the Subsidiaries,
to directly or indirectly,
maintain, create, incur, assume or
permit to exist any lien on or with
respect to (i) any property or
assets of Atlantic or (ii) any
assets which are used in connection
with Wireless Distribution Systems
subject to the Business
Relationship Agreement; PROVIDED
HOWEVER, that this clause (ii)
shall not apply to liens securing
Indebtedness issued pursuant to
SECTION 3.2(P)(VIII) hereof.

       ()    RESTRICTION ON
FUNDAMENTAL CHANGES; ASSET SALES.
The Company shall not, nor shall it
permit any of the Subsidiaries to,
alter its corporate, capital or
legal structure or to enter into
any merger, or consolidate, or
liquidate, wind-up or dissolve
itself (or suffer any liquidation
or dissolution), or convey, sell,
lease, sub-lease, transfer or
otherwise dispose of, in one
transaction or a series of
transactions, all or any part of
its business, property or assets,
whether now owned or hereafter
acquired (other than in the
ordinary course of business), or
acquire by purchase, lease or
otherwise, in one transaction or a
series of transactions, all or any
part of the business, property or
fixed assets of, or stock or other
evidence of beneficial ownership
of, any Person (other than
purchases or other acquisitions of
inventory, leases, materials,
property and equipment in the
ordinary course of business) or
agree to do any of the foregoing at
any future time, except:

             ()      the Company
       and the Subsidiaries may
       make acquisitions and
       capital expenditures in the
       manner expressly provided in
       SECTION 3.2(AA) hereof;

             ()     the Company and
       the Subsidiaries may from
       time to time make sales or
       other dispositions of assets
       having a cumulative fair
       market value in any
       twelve-month period not in
       excess of the greater of
       $1,000,000 in the aggregate
       or 5% in the aggregate of
       Consolidated Operating Cash
       Flow (hereinafter defined)
       for the fiscal year
       preceding any such sale;
       PROVIDED that () the
       consideration received shall
       be an amount at least equal
       to the fair market value
       thereof and () at least 85%
       of the consideration
       received shall be cash;
       PROVIDED, HOWEVER, that in
       no event shall the Company
       sell assets (other than
       assets of DE MINIMIS value)
       which are used or useful in
       providing the services
       required to be provided by
       the Company or its
       Subsidiaries under the
       Business Relationship
       Agreement; and

             ()      the Company
       and its Subsidiaries may
       from time to time dispose of
       FCC Licenses and Channel
       Leases for equivalent rights
       in replacement FCC Licenses
       and Channel Leases in the
       same operating market and
       the swapping of assets for
       equivalent or better
       replacement assets shall be
       permitted if at least 20
       days prior notice is given
       to the Holder (other than in
       the case of swaps involving
       assets of DE MINIMIS value).

       "CONSOLIDATED OPERATING CASH
FLOW" shall mean, for any period,
the sum (without duplication) of
the amounts for such period of (i)
net income, (ii) depreciation
expense, (iii) amortization
expense, (iv) taxes paid, and (v)
service fees under the Loan
Documents LESS (x) capital
expenditures and (y) increases in
net current assets (increases in
inventory and accounts receivable
LESS increases in accounts
payable), determined on a
consolidated basis for the Company
and the Subsidiaries in accordance
with GAAP.

       ()    RESTRICTED PAYMENTS.
The Company shall not, nor shall it
permit any Subsidiary to:

             ()     declare or pay
       any dividend or make any
       distribution (other than
       dividends required to be
       paid by the Series A
       Convertible Preferred Stock
       and 6% Series B Convertible
       Preferred Stock or on any
       shares the issuance of which
       has received a Purchaser
       Group Approval) on shares of
       the Company or any
       Subsidiary;

             ()     purchase,
       redeem or otherwise acquire
       or retire for value any
       stock of the Company or of
       any Subsidiary or any
       warrants, rights or options
       to acquire shares of any
       class of such stock;

             ()     make any
       principal payment on,
       purchase, defease, redeem,
       prepay, decrease or
       otherwise acquire or retire
       for value, prior to any
       scheduled final maturity,
       scheduled repayment,
       scheduled sinking fund
       payment, or scheduled
       redemption payment, any
       Indebtedness that is
       subordinate or junior in
       right of payment to the
       Notes (other than any such
       Indebtedness owing to the
       Company or any wholly-owned
       Subsidiary of the Company);
       or

             ()     make any
       Investment (other than
       Investments permitted by
       SECTION 3.2(AA) or 3.2(AC)
       hereof).

       ()    ISSUANCE OF STOCK.
The Company shall not, and shall
not permit any Subsidiary to,
authorize or issue any capital
stock except for (i) shares
issuable upon exercise of the
Warrants and the Stage II Warrants
or conversion of the Notes, the
Senior Preferred Shares or the
Voting Preferred Shares, (ii)
shares issued in connection with
the acquisition of the Acquired
Companies as described in the
Acquisition Agreements, (iii)
Common Shares issued upon
conversion of shares of Series A
Convertible Preferred Stock and 6%
Series B Convertible Preferred
Stock or the exercise of options,
warrants and other purchase  rights
disclosed on Schedule 4.3 to the
Purchase Agreement, (iv) options
and warrants with respect to Common
Shares set forth on Schedule I
hereto, (v) Common Shares issued in
payment of the purchase price under
acquisitions or to fund capital
expenditures, in each case
permitted pursuant to SECTION
3.2(AA) hereof, (vi) Common Shares
issued pursuant to Section
2.7(c)(ii) of the Purchase
Agreement, and (vii) Common Shares
assumed to be issued when
calculating Fully-Diluted Common
Shares immediately after
consummation of the Stage II
Closing.

       ()    TRANSACTIONS WITH
AFFILIATES.  The Company shall not,
nor shall it permit any of the
Subsidiaries to, enter into,
directly or indirectly, any
transaction or group of related
transactions (including without
limitation the purchase, lease,
sale or exchange of properties of
any kind or the rendering of any
service) with any Affiliate (other
than the Company or another
Subsidiary), except (i) for
transactions required by the
ServiceCo Documents, and (ii) in
the ordinary course and pursuant to
the reasonable requirements of the
Company's or such Subsidiary's
business and upon fair and
reasonable terms no less favorable
to the Company or such Subsidiary
than would be obtainable in a
comparable arm's-length transaction
with a Person that is not an
Affiliate.

       ()     CERTAIN OTHER
RESTRICTIONS.  The Company shall
not, nor shall it permit any of the
Subsidiaries to, engage in any
business or undertake any
activities or otherwise do any act,
that would subject the Holders, in
the reasonable opinion of the
Holders, to a risk of violation of
the MFJ.  In addition:

             ()     the Company
       will ensure that its
       directors and senior
       management, and the
       directors and senior
       management of the
       Subsidiaries, are aware of
       the terms of the MFJ and of
       what types or categories of
       businesses or activities
       might constitute a breach
       thereof.  The Company shall
       procure all managers having
       significant responsibility
       for matters addressed in the
       MFJ to sign a certificate as
       described in Section V of
       the MFJ, or such other form
       as the Holders may
       reasonably require from time
       to time.  The Company shall
       ensure that the Subsidiaries
       and any other company or
       other entity in which it or
       any Subsidiary holds an
       interest shall comply with
       the terms of this provision;
       and

             ()     the Company
       shall, and shall cause the
       Subsidiaries to, provide all
       necessary and reasonable
       assistance to the Holders in
       any MFJ proceeding or
       investigation, at the
       request of the Holders.  It
       is the intention of the
       Company and the Holders
       that, in addition to any
       damages to which the Holders
       may be entitled for
       violation of this provision,
       this provision may be
       enforced by grant of
       injunctive relief to
       restrain any such breach by
       the Company or a Subsidiary.

       ()    CONTINGENT
OBLIGATIONS.  The Company shall
not, nor shall it permit any of the
Subsidiaries to, directly or
indirectly, create or become or be
liable with respect to any
Contingent Obligation except:

             ()     Contingent
       Obligations of the Company
       and the Subsidiaries
       incurred pursuant to the
       Loan Documents;

             ()     Contingent
       Obligations resulting from
       endorsement of negotiable
       instruments for collection
       in the ordinary course of
       business;

             ()     Contingent
       Obligations in respect of
       operating leases;

             ()     intercompany
       Contingent Obligations with
       respect to the Company or
       any other Subsidiary;
       PROVIDED that all such
       intercompany Contingent
       Obligations are subordinated
       to the Obligations;

             ()     Contingent
       Obligations which the
       Company elects to treat as
       Indebtedness and which could
       then be incurred as
       Indebtedness under SECTION
       3.2(P) hereof;

             ()     Contingent
       Obligations of the Company
       in respect of assisting the
       Subsidiaries in providing
       goods and services in the
       ordinary course of their
       respective businesses.

       For purposes of this SECTION
3.2(W), the term "CONTINGENT
OBLIGATIONS" shall mean any direct
or indirect liability, contingent
or otherwise (1) with respect to
any indebtedness, lease, dividend
or other obligation of another if
the primary purpose or intent
thereof is to provide assurance to
the obligee of such obligation of
another that such obligation of
another will be paid or discharged,
or that any agreements relating
thereto will be complied with, or
that the holders of such
obligations will be protected (in
whole or in part) against loss in
respect thereof and (2) with
respect to any letter of credit.
Contingent Obligations shall
include with respect to the Company
or any of the Subsidiaries, without
limitation, () the direct or
indirect guaranty, endorsement
(otherwise than for the collection
or deposit in the ordinary course
of business), co-making,
discounting with recourse or sale
with recourse by the Company or any
of the Subsidiaries, () the
obligation to make take-or-pay or
similar payments if required
regardless of non-performance by
any other party or parties to an
agreement, and () any liability of
the Company or any of the
Subsidiaries for the obligations of
another through any agreement
(contingent or otherwise) (x) to
purchase, repurchase or otherwise
acquire such obligation or any
security therefor, or to provide
funds for the payment or discharge
of such obligation (whether in the
form of loans, advances, stock
purchases, capital contributions or
otherwise), and (y) to maintain the
solvency or any balance sheet item,
level of income or financial
condition of another (except as
expressly provided in this Note),
if in the case of any agreement
described under subclause (x) or
(y) of this sentence, the primary
purpose or intent thereof is as
described in the preceding
sentence.

       ()    CONDUCT OF BUSINESS.
Except as expressly provided in the
Loan Documents, the Company shall
not, nor shall it permit any of the
Subsidiaries to, engage in any line
of business except those described
in the Company's Transition Report
on Form 10-K for the period ended
March 31, 1994 and the activities
described in Note 2 to the
Company's financial statements
contained in the Company's
Quarterly Report on Form 10-Q for
the quarter ended September 30,
1994 which, in the sole judgment of
the Purchaser Group, do not violate
the MFJ; provided, however, that
prior to the time that the BR
Percentage first exceeds 30%, the
Company and its Subsidiaries may
engage in other business activities
related to the use of the MMDS
Spectrum if (i) they are in
compliance with all of their
obligations hereunder, under the
other Loan Documents and the
documents related to the
Anticipated Financing, (ii) such
activities will not have a material
adverse effect on the ability of
the Company and the Subsidiaries to
perform their obligations under the
Business Relationship Agreement,
and (iii) the Company does not
enter into any joint ventures,
partnerships or other arrangement
with a third Person to share the
profits, losses and control of such
activities with any person unless
the Company has offered the
Purchaser the right to enter into
such arrangement on terms no less
favorable to the Purchaser than
those agreed to by the third person
and in any event, the Company shall
not enter into such an arrangement
with any Person if such Person or
any Affiliate of such Person is
engaged in operating, providing or
marketing wireline cable or local
wireline telephone systems or
services within the United States.

       ()    CREATION OF
SUBSIDIARIES; DISPOSAL OF
SUBSIDIARY STOCK.

             ()     The Company
       shall not, nor shall it
       permit any of the
       Subsidiaries to, create or
       acquire any interest in any
       Subsidiaries, unless such
       Subsidiary is wholly-owned
       by the Company or a wholly-
       owned Subsidiary or unless
       expressly permitted by
       clause (iii) of SECTION
       3.2(X) hereof.

             ()     The Company
       shall not, and shall not
       permit any of the
       Subsidiaries to, directly or
       indirectly sell, assign,
       pledge or otherwise encumber
       or dispose of any shares of
       capital stock, partnership
       interests, or other equity
       securities (or warrants,
       rights or options to acquire
       shares or other equity
       securities) of any of the
       Subsidiaries, except (i) to
       the Company, another
       Subsidiary of the Company,
       (ii) to qualify directors if
       required by applicable law,
       (iii) as permitted by
       SECTION 3.2(S) hereof, (iv)
       as reflected on Schedule 4.2
       to the Purchase Agreement,
       or (v) as collateral for
       these Notes.

       ()    AMENDMENTS TO CHARTER
DOCUMENTS.  Except as expressly
provided in the Loan Documents, the
Company shall not, nor shall it
permit any of the Subsidiaries to,
make any amendment to, or waive any
of its material rights under, its
articles or certificate of
incorporation, as the case may be,
its by-laws or other documents
relating to its capital stock, or
other equity interests of the
Company or any of the Subsidiaries
(other than non-material amendments
which, in the aggregate, would not
have a Material Adverse Effect and
which would not adversely affect
the rights of the holders of the
Notes) without, in each case,
obtaining the written consent of
all Holders to such amendment or
waiver.

       ()     ACQUISITIONS AND
CAPITAL EXPENDITURES.  The Company
shall not, nor shall it permit any
of its Subsidiaries to, incur any
capital expenditures or acquire the
capital stock or assets of any
Person, except for capital
expenditures reflected in the
Business Plan; PROVIDED, HOWEVER,
that, so long as no Default shall
have occurred and be continuing
under the Notes or Senior Preferred
Shares, until the BR Percentage is
at least 30%:

             ()     prior to July
       1, 1997, the Company may
       make, in addition to those
       reflected in the Business
       Plan, capital expenditures
       for which the aggregate
       consideration to be paid
       does not exceed $20 million
       and acquisitions of
       businesses for which the
       aggregate value of the
       consideration paid and the
       liabilities assumed, in the
       aggregate, does not exceed
       $15 million,

             ()     after July 1,
       1997, the Company may incur
       additional capital
       expenditures so long as the
       aggregate consideration to
       be paid therefor, including
       for capital expenditures
       made prior to July 1, 1997,
       does not exceed $35 million,
       and may make additional
       acquisitions so long as the
       aggregate value of the
       consideration paid for and
       the liabilities assumed in
       such acquisitions, in the
       aggregate and including
       acquisitions made prior to
       July 1, 1997, does not
       exceed $25 million.

       ()    SALE OR DISCOUNT OF
RECEIVABLES.  The Company shall
not, nor shall it permit any of the
Subsidiaries to, directly or
indirectly, sell any of their notes
or accounts receivable except
solely in the ordinary course of
business for the collection of
delinquent accounts.

       ()    INVESTMENTS.  The
Company shall not, nor shall it
permit any of the Subsidiaries to,
make or permit to exist, any
Investments, directly or
indirectly, other than (a)
marketable direct obligations of
the United States of America which
mature within 5 years from the date
of issue or participations in
marketable direct obligations of
the United States of America
acquired from domestic banks having
total assets in excess of
$500,000,000, (b) certificates of
deposit and bankers' acceptances of
domestic banks having total assets
in excess of $500,000,000 and
demand and time deposits in any
bank, whether domestic or foreign,
(c) securities commonly known as
"commercial paper" issued by any
company organized and existing
under the laws of the United States
of America or any state thereof
which at the time of purchase have
been rated and the ratings for
which  are not less than "P-1" if
rated by Moody's, and not less than
"A-1" if rated by Standard and
Poor's, (d) written agreements
under which domestic banks having
total assets in excess of
$500,000,000 sell and agree to
repurchase marketable direct
obligations of the United States of
America, (e) money market funds
backed by U.S. Obligations, (f)
acquisitions of companies if such
acquisition is permitted pursuant
to SECTION 3.2(AA) hereof and such
acquisition is of the entire
interest in the equity of the
acquired company, and (g) the
Company's investment in ACTV, Inc.
described in Schedule 4.13(6) to
the Purchase Agreement.

       ()    ACQUIRED COMPANIES.
The term "Subsidiaries" as used in
the covenants contained in this
SECTION 3.2 shall be deemed to
include each Acquired Company from
and after the date that the
acquisition of such Acquired
Company is consummated, except for
the grace periods applicable
thereto contained in this SECTION
3.2(AD).  The following provisions
of this SECTION 3.2 shall not apply
to any Acquired Company until the
end of the grace period after the
date of such Acquired Company's
acquisition by the Company set
forth opposite the reference to
such provision below; PROVIDED,
HOWEVER, that (i) the failure of
the Acquired Company to comply with
such provisions immediately is due
to circumstances existing at the
time of consummation of the
acquisition, (ii) the Company is
using all reasonable and diligent
efforts to bring such Acquired
Company into compliance with such
provisions, and (iii) such failure
of such Acquired Company to comply
with such provisions does not have
a material adverse effect on the
Company's ability to comply with
its obligations under the Business
Relationship Agreement:

             SECTION REFERENCE
     GRACE PERIOD

             3.2(A)(II)
            60 days
             3.2(B)
            60 days
             3.2(C)
            180 days
             3.2(F)
            60 days
             3.2(G)
            60 days
             3.2(H)(last sentence
only)
     60 days
             3.2(J)
            60 days
             3.2(X)
            30 days

       ()    AMENDMENT OF SENIOR
NOTE OR SENIOR NOTES INDENTURE.
The Company shall not amend the
Senior Notes or the Senior Notes
Indenture without a prior Purchaser
Group Approval of such amendment.


SECTION . EVENTS OF DEFAULT.  For
purposes of this SECTION 4, the
term "SUBSIDIARY" shall include
Acquired Companies as of the time
such Acquired Companies were
acquired by the Company.

       .     An "EVENT OF DEFAULT"
shall exist if any of the following
conditions or events shall occur
and be continuing:

       ()    on or prior to the
       Change Date:

             ()     the Company
       defaults in the payment of
       any principal on any Note
       when the same becomes due
       and payable, whether at
       maturity or at a date fixed
       for prepayment or by
       declaration or otherwise; or

             ()     the Company
       defaults in the payment of
       any interest on any Note for
       more than ten calendar days
       after the same becomes due
       and payable; or

             ()     the Company
       defaults in the performance
       of or compliance with any
       covenant or agreement
       contained in SECTION 3.2
       hereof except SUBSECTIONS
       3.2(C), (F), (G), (M) AND
       (N) hereof or SECTION 6.2(B)
       OR (D) of the Securities
       Purchase Agreement, and such
       default remains unremedied
       for a period of 30 days; or

             ()     the Company
       defaults in the performance
       of or compliance with any
       term contained herein (other
       than those referred to in
       subparagraphs (i), (ii) and
       (iii) of this SECTION
       4.1(A)) or in the Securities
       Purchase Agreement and such
       default is not remedied
       within 30 days after the
       earlier of (X) a Responsible
       Officer obtaining actual
       knowledge of such default
       and (Y) the Company
       receiving written notice of
       such default from any holder
       of a Note (any such written
       notice to be identified as a
       "notice of default" and to
       refer specifically to this
       subparagraph (a)(iv) of
       SECTION 4.1); or

             ()     any
       representation or warranty
       made in writing by or on
       behalf of the Company or by
       any officer of the Company
       in the Securities Purchase
       Agreement or in any writing
       furnished in connection with
       the transactions
       contemplated hereby proves
       to have been false or
       incorrect in any material
       respect on the date as of
       which made; or

             ()     (X) the Company
       or any Subsidiary is, or
       would be with notice or the
       passage of time, in default
       (as principal or as
       guarantor or other surety)
       in the payment of any
       principal of or premium or
       make-whole amount or
       interest on any Indebtedness
       that is outstanding in an
       aggregate principal amount
       of at least $500,000 beyond
       any period of grace provided
       with respect thereto, or (Y)
       the Company or any
       Subsidiary is, or would be
       with notice or the passage
       of time, in default in the
       performance of or compliance
       with any term of any
       evidence of any Indebtedness
       in an aggregate outstanding
       principal amount of at least
       $500,000 or of any mortgage,
       indenture or other agreement
       relating thereto or any
       other condition exists, and
       as a consequence of such
       default or condition such
       Indebtedness has become, or
       has been declared (or one or
       more Persons are entitled to
       declare such Indebtedness to
       be), due and payable before
       its stated maturity or
       before its regularly
       scheduled dates of payment,
       or (Z) as a consequence of
       the occurrence or
       continuation of any event or
       condition (other than the
       passage of time or the right
       of the holder of
       Indebtedness to convert such
       Indebtedness into equity
       interests), (1) the Company
       or any Subsidiary has become
       obligated to purchase or
       repay Indebtedness before
       its regular maturity or
       before its regularly
       scheduled dates of payment
       in an aggregate outstanding
       principal amount of at least
       $500,000 or (2) one or more
       Persons have the right to
       require the Company or any
       Subsidiary so to purchase or
       repay such Indebtedness; or

             ()     the Company or
       any Subsidiary (U) is
       generally not paying, or
       admits in writing its
       inability to pay, its debts
       as they become due, (V)
       files, or consents by answer
       or otherwise to the filing
       against it of, a petition
       for relief or reorganization
       or arrangement or any other
       petition in bankruptcy, for
       liquidation or to take
       advantage of any bankruptcy,
       insolvency, reorganization,
       moratorium or other similar
       law of any jurisdiction, (W)
       makes an assignment for the
       benefit of its creditors,
       (X) consents to the
       appointment of a custodian,
       receiver, trustee or other
       officer with similar powers
       with respect to it or with
       respect to any substantial
       part of its property, (Y) is
       adjudicated as insolvent or
       to be liquidated, or (Z)
       takes corporate action for
       the purpose of any of the
       foregoing; or

             ()     a court or
       Governmental Authority of
       competent jurisdiction
       enters an order appointing,
       without consent by the
       Company or any of its
       Subsidiaries, a custodian,
       receiver, trustee or other
       officer with similar powers
       with respect to it or with
       respect to any substantial
       part of its property, or
       constituting an order for
       relief or approving a
       petition for relief or
       reorganization or any other
       petition in bankruptcy or
       for liquidation or to take
       advantage of any bankruptcy
       or insolvency law of any
       jurisdiction, or ordering
       the dissolution, winding-up
       or liquidation of the
       Company or any of its
       Subsidiaries, or any such
       petition shall be filed
       against the Company or any
       of its Subsidiaries and such
       petition shall not be
       dismissed within 90 days; or

             ()     a final
       judgment or judgments for
       the payment of money
       aggregating in excess of
       $500,000 are rendered
       against one or more of the
       Company and its Subsidiaries
       and which judgments are not,
       within 90 days after entry
       thereof, bonded, discharged
       or stayed pending appeal, or
       are not discharged within 60
       days after the expiration of
       such stay; or

             ()     if (U) any
       Benefit Plan shall fail to
       satisfy the minimum funding
       standards of ERISA or the
       Code for any plan year or
       part thereof or a waiver of
       such standards or extension
       of any amortization period
       is sought or granted under
       section 412 of the Code, (V)
       a notice of intent to
       terminate any Benefit Plan
       shall have been or is
       reasonably expected to be
       filed with the PBGC or the
       PBGC shall have instituted
       proceedings under ERISA
       section 4042 to terminate or
       appoint a trustee to
       administer any Benefit Plan
       or the PBGC shall have
       notified the Company or any
       ERISA Affiliate that a
       Benefit Plan may become a
       subject of any such
       proceedings, (W) the
       aggregate "amount of
       unfunded benefit
       liabilities" (within the
       meaning of section
       4001(a)(18) of ERISA) under
       all Benefit Plans,
       determined in accordance
       with Title IV of ERISA,
       shall exceed $500,000, (X)
       the Company or any ERISA
       Affiliate shall have
       incurred or is reasonably
       expected to incur any
       liability pursuant to Title
       I or IV of ERISA or the
       penalty or excise tax
       provisions of the Code
       relating to employee benefit
       plans, (Y) the Company or
       any ERISA Affiliate
       withdraws from any
       Multiemployer Plan, or (Z)
       the Company or any
       Subsidiary establishes or
       amends any Benefit Plan that
       provides post-employment
       welfare benefits in a manner
       that would increase the
       liability of the Company or
       any Subsidiary thereunder;
       and any such event or events
       described in clauses (U)
       through (Z) above, either
       individually or together
       with any other such event or
       events, could reasonably be
       expected to have a Material
       Adverse Effect; or

             ()     either the
       Anticipated Financing or the
       Stage II Closing shall not
       have been consummated before
       February 28, 1996; or

       ()    after the Change Date,
if (i) any Default or Event of
Default, as defined in the Senior
Notes Indenture or the Senior Notes
as in effect on the original
issuance date thereof and without
giving effect to any amendment,
supplement or other modification
thereof or waiver or consent
thereunder, shall occur and be
continuing (other than any Default
or Event of Default occasioned
solely due to the failure to pay
interest on the Senior Notes unless
such failure results in the
acceleration of the Senior Notes),
regardless of whether or not any
Senior Notes are then outstanding,
or (ii) the Company shall have
failed to pay when due any
principal of any Note when such
principal becomes due and payable,
at maturity, upon acceleration,
redemption pursuant to a required
offer to purchase or otherwise, or
(iii) the Company shall have failed
to pay interest on any Note when
the same becomes due and payable
and such failure continues for a
period of 30 days.

       .     ACCELERATION OF NOTES.

       ()    If, on or before the
Change Date, an Event of Default
with respect to the Company
described in subparagraph (a)(vii)
or (a)(viii) of SECTION 4.1 (other
than an Event of Default described
in clause (U) of
subparagraph (a)(vii) or described
in clause (Z) of
subparagraph (a)(vii) by virtue of
the fact that such clause
encompasses clause (U) of
subparagraph (a)(vii)) has
occurred, all the Notes then
outstanding shall automatically
become immediately due and payable.

       ()    If, after the Change
Date, an Event of Default with
respect to the Company described in
provisions of the Senior Notes or
the Senior Notes Indenture which
are comparable to
subparagraph (a)(vii) or (a)(viii)
of SECTION 4.1 (other than an Event
of Default which is comparable to
an event described in clause (U) of
subparagraph (a)(vii) or described
in clause (Z) of
subparagraph (a)(vii) by virtue of
the fact that such clause
encompasses clause (U) of
subparagraph (a)(vii)) has
occurred, all the Notes then
outstanding shall automatically
become immediately due and payable.

       ()    If any other Event of
Default has occurred and is
continuing, the Required Holders
may at any time at its or their
option, by notice or notices to the
Company, declare all the Notes then
outstanding to be immediately due
and payable.

       Upon any Notes becoming due
and payable under this SECTION 4.2,
whether automatically or by
declaration, such Notes will
forthwith mature and the entire
unpaid principal amount of such
Notes, plus all accrued and unpaid
interest thereon, shall all be
immediately due and payable, in
each and every case without
presentment, demand, protest or
further notice, all of which are
hereby waived.  The Company
acknowledges, and the parties
hereto agree, that each Holder of a
Note has the right to maintain its
investment in the Notes free from
repayment by the Company (except as
herein specifically provided for).

       .     OTHER REMEDIES.  If
any Event of Default has occurred
and is continuing, and irrespective
of whether any Notes have become or
have been declared immediately due
and payable under SECTION 4.2, the
Holder of any Note at the time
outstanding may proceed to protect
and enforce the rights of such
Holder by an action at law, suit in
equity or other appropriate
proceeding, whether for the
specific performance of any
agreement contained herein or in
any Note, or for an injunction
against a violation of any of the
terms hereof or thereof, or in aid
of the exercise of any power
granted hereby or thereby or by law
or otherwise.

       .     RESCISSION.  At any
time after any Notes have been
declared due and payable pursuant
to paragraph (c) or (d) of SECTION
4.2, the Required Holders, by
written notice to the Company, may
rescind and annul any such
declaration and its consequences if
(A) the Company has paid all
overdue interest on the Notes and
all principal of any Notes that are
due and payable and are unpaid
other than by reason of such
declaration, and all interest on
such overdue principal and (to the
extent permitted by applicable law)
any overdue interest in respect of
the Notes at the Default Rate,
(B) all Events of Default other
than non-payment of amounts that
have become due solely by reason of
such declaration, have been cured
or have been waived pursuant to
SECTION 9 of the Securities
Purchase Agreement, and (C) no
judgment or decree has been entered
for the payment of any monies due
pursuant to the Notes.  No
rescission and annulment under this
SECTION 4.4 will extend to or
affect any subsequent Event of
Default or impair any right
consequent thereon.

       .     NO WAIVERS OR ELECTION
OF REMEDIES, EXPENSES, ETC.  No
course of dealing and no delay on
the part of any Holder of any Note
in exercising any right, power or
remedy shall operate as a waiver
thereof or otherwise prejudice such
Holder's rights, powers or
remedies.  No right, power or
remedy conferred by this Note or by
the Securities Purchase Agreement
upon any Holder thereof shall be
exclusive of any other right, power
or remedy referred to herein or
therein or now or hereafter
available at law, in equity, by
statute or otherwise.  Without
limiting the obligations of the
Company under SECTION 7 of the
Securities Purchase Agreement, the
Company will pay to the Holder of
each Note on demand such further
amount as shall be sufficient to
cover all costs and expenses of
such holder incurred in any
enforcement or collection under
this SECTION 4.5, including,
without limitation, reasonable
attorneys' fees, expenses and
disbursements.


SECTION . CONVERSION.  This SECTION
5 shall become effective upon
consummation of the Stage II
Closing and shall remain effective
thereafter, but only with respect
to the period commencing at such
time.

       .     CONVERSION PRIVILEGE.
Subject to and upon compliance with
the provisions of this SECTION 5,
at the option of the Holder during
the period beginning upon
consummation of the Stage II
Closing and ending at 5:00 P.M.
local time in New York, NY on the
fifth anniversary of the Stage II
Closing (the "CONVERSION PERIOD"),
this Note or any portion of the
principal amount due hereunder may,
at any time and from time to time,
be converted into fully paid and
nonassessable shares of 14% Senior
Preferred Stock of the Company
("SENIOR PREFERRED STOCK"), at the
Conversion Price in effect at the
date of conversion.  The shares of
Senior Preferred Stock issued or
issuable upon conversion of the
Notes are referred to herein as the
"SENIOR PREFERRED SHARES."

       .     MANNER OF EXERCISE OF
CONVERSION PRIVILEGE.  ()  In the
sole discretion of the Holder, this
Note may be converted in whole or
in part, at any time and from time
to time during the Conversion
Period.  To exercise the conversion
privilege with respect to this Note
in whole or in part, the Holder
shall deliver to the Company at its
principal office, during the
Conversion Period, (i) this Note,
and (ii) a written notice of such
Holder's election to convert all or
any part of this Note, which notice
shall specify the amount of this
Note to be so converted, the
denominations of the share
certificate or certificates desired
and the name or names in which such
certificates are to be registered.
This Note or the portion thereof
specified in such notice shall be
deemed to have been converted
immediately prior to the close of
business on the date of receipt of
such notice and such Note by the
Company, even if the Company's
stock transfer books are on that
date closed.

       ()    Promptly after the
conversion of all or any portion of
this Note, the Company shall issue
and deliver, at its expense, to the
Holder, or to the nominee or
nominees of such Holder, a
certificate or certificates for the
number of Senior Preferred Shares
due on such conversion.  Interest
shall accrue on the unpaid
principal amount of this Note
converted to the date of
conversion.  In the case of a
conversion of all or only a portion
of the outstanding principal amount
of this Note, the Company shall
execute and deliver to the Holder
(or its nominee or nominees), at
the expense of the Company,  a
replacement note in a principal
amount equal to the sum of the
unconverted principal portion of
such Note plus all accrued unpaid
interest on such Note and dated and
bearing interest from the date to
which interest has been paid on
such Note or dated the date of such
Note if no interest has been paid
thereon.

       .     REGULATORY APPROVALS.
The Company acknowledges that prior
to exercising its rights to acquire
Voting Preferred Shares hereunder
and to acquiring the shareholder
rights provided to holders of such
Voting Preferred Shares, the Holder
shall secure any regulatory
approvals it deems necessary to
effect such exercise and acquire
and to assert such rights,
including but not limited to the
approval of the FCC.  The Company
shall cooperate (and shall cause
its Affiliates and Subsidiaries to
cooperate) with the Holder in
applying for any necessary requests
or applications for such approval,
and shall immediately execute, on
request of the Holder, all
application forms and other
documents requiring execution by
the Company in connection
therewith.

       .     FRACTIONAL SHARES.
The Company shall not be required
to issue fractions of Senior
Preferred Shares upon conversion of
this Note.  If any fraction of a
share would, but for this Section,
be issuable upon any conversion of
this Note, in lieu of such
fractional share the Company shall
pay to the Holder or Holders, as
the case may be, in cash, an amount
equal to the fair market value of
such fractional share.

       .     CONVERSION PRICE.  The
Conversion Price at which Senior
Preferred Shares shall be issuable
upon the conversion of this Note
shall initially be $10,000 for each
Senior Preferred Share (subject to
appropriate adjustment for stock
splits, subdivisions, combinations,
dividends or other similar
transactions with respect to Senior
Preferred Shares).


SECTION . SUBORDINATION.  This
SECTION 6 shall become effective
immediately after the Change Date
and shall remain effective
thereafter, but only with respect
to the period commencing at such
time.

       .     DEFINITIONS.

       ()    "FEDERAL BANKRUPTCY
CODE" means the Bankruptcy Act of
Title 11 of the United States Code,
as amended from time to time.

       ()    "NON-PAYMENT DEFAULT"
means any event (other than a
Payment Default) the occurrence of
which entitles one or more persons
to accelerate the maturity of, or
would result in the acceleration
of, any Senior Indebtedness.

       ()    "PAYMENT DEFAULT"
means any default in the payment of
principal of (or premium, if any,
on) or interest on Senior
Indebtedness when due.

       ()    "SENIOR INDEBTEDNESS"
means (i) the principal of,
premium, if any, and interest on
the Senior Notes, and (II) all
other Indebtedness of the Company
for money borrowed the incurrence
of which does not violate the Loan
Documents and which is not
expressly subordinated (as set
forth in the terms of such
Indebtedness) to the right of
payment to any other Indebtedness
of the Company, in each case
including without limitation, all
obligations of the Company, whether
outstanding on the date hereof or
hereafter created, incurred or
assumed, under or in respect of the
Senior Notes or such other
Indebtedness, whether for
principal, interest (including,
without limitation, interest
accruing after the filing of a
petition initiating any proceeding
under any state or federal
bankruptcy law whether or not such
interest is an allowable claim),
reimbursement of amounts drawn
under letters of credit issued or
arranged for pursuant thereto,
guarantees in respect thereof, and
all charges, fees, expenses
(including reasonable fees and
expenses of counsel) and other
amounts in respect of the Senior
Notes or such other Indebtedness
incurred by or owing to the holders
of the Senior Notes or such other
Indebtedness or their respective
representative, agent or trustee.

       ()    "SUBORDINATED
INDEBTEDNESS" means, with respect
to the Company, Indebtedness of the
Company which is expressly
subordinated in right of payment to
the Notes.

       .     GENERAL.  The Company
covenants and agrees, and each
Holder of this Note, by its
acceptance hereof, likewise
covenants and agrees, for the
benefit of the holders, from time
to time, of Senior Indebtedness
that, to the extent and in the
manner hereinafter set forth in
this SECTION 6, the Notes, the
indebtedness represented thereby
and the payment of the principal of
(and premium, if any, on) and
interest on each Note are hereby
expressly made subordinate and
subject in right of payment as
provided in this SECTION 6 to the
prior payment in full in cash or
cash equivalents of all Senior
Indebtedness; PROVIDED, HOWEVER,
that the Notes, the indebtedness
represented thereby and the payment
of the principal of (and premium,
if any, on) and interest on the
Notes in all respects shall rank
prior to all future Subordinated
Indebtedness and PARI PASSU with
all Indebtedness of the Company
other than Senior Indebtedness and
Subordinated Indebtedness.

       .     PAYMENT OVER OF
PROCEEDS UPON DISSOLUTION, ETC.  In
the event of (a) any insolvency or
bankruptcy case or proceeding, or
any receivership, liquidation,
reorganization or other similar
case or proceeding in connection
therewith, relative to the Company
or its assets, or (b) any
liquidation, dissolution or other
winding up of the Company, whether
voluntary or involuntary and
whether or not involving insolvency
or bankruptcy, or (c) any
assignment for the benefit of
creditors or any other marshalling
of assets or liabilities of the
Company, then and in any such event

             (1)     the holders of
       Senior Indebtedness shall be
       entitled to receive payment
       in full in cash or cash
       equivalents of all amounts
       due on or in respect of all
       Senior Indebtedness, or
       provision shall be made for
       such payment, before the
       Holders of the Notes are
       entitled to receive any
       payment or distribution of
       any kind or character on
       account of the Notes; and

             (2)     any payment or
       distribution of assets of
       the Company of any kind or
       character, whether in cash,
       property or securities, by
       set-off or otherwise, to
       which the Holders of the
       Notes would be entitled but
       for the provisions of this
       SECTION 6 shall be paid by
       the liquidating trustee or
       agent or other person making
       such payment or
       distribution, whether a
       trustee in bankruptcy, a
       receiver or liquidating
       trustee or otherwise,
       directly to the holders of
       Senior Indebtedness or their
       representative or
       representatives or to the
       trustee or trustees under
       any indenture under which
       any instruments evidencing
       any of such Senior
       Indebtedness may have been
       issued, ratably according to
       the aggregate amounts
       remaining unpaid on account
       of the Senior Indebtedness
       held or represented by each,
       to the extent necessary to
       make payment in full in cash
       or cash equivalents of all
       Senior Indebtedness
       remaining unpaid, after
       giving effect to any
       concurrent payment or
       distribution to the holders
       of such Senior Indebtedness;
       and

             (3)     in the event
       that, notwithstanding the
       foregoing provisions of this
       SECTION 6, the Holder of any
       Notes shall have received
       any payment or distribution
       of assets of the Company of
       any kind or character,
       whether in cash, property or
       securities, in respect of
       the Notes before all Senior
       Indebtedness is paid in full
       or payment thereof provided
       for in cash or cash
       equivalents, then and in
       such event such payment or
       distribution shall be paid
       over or delivered forthwith
       to the trustee in
       bankruptcy, receiver,
       liquidating trustee,
       custodian, assignee, agent
       or other person making
       payment or distribution of
       assets of the Company for
       application to the payment
       of all Senior Indebtedness
       remaining unpaid, to the
       extent necessary to pay all
       Senior Indebtedness in full
       in cash or cash equivalents,
       after giving effect to any
       concurrent payment or
       distribution to or for the
       holders of Senior
       Indebtedness.

       For purposes of this SECTION
6, the words "payment or
distribution" shall not be deemed
to include (X) any payment or
distribution of securities of the
Company or any other corporation
authorized by an order or decree
giving effect, and stating in such
order or decree that effect is
given, to the subordination of the
Notes to the Senior Indebtedness
and made by a court of competent
jurisdiction in a reorganization
proceeding under any applicable
bankruptcy, insolvency or other
similar law, or (Y) securities of
the Company or any other
corporation provided for by a plan
of reorganization or readjustment
which are subordinated, to at least
the same extent as the Notes, to
the payment of all Senior
Indebtedness then outstanding or to
the payment of all securities
issued in exchange therefor to the
holders of Senior Indebtedness at
the time outstanding.  The
consolidation of the Company with,
or the merger of the Company into,
another person, or the liquidation
or dissolution of the Company
following the conveyance, transfer
or lease of its properties and
assets substantially as an entirety
to another person shall not be
deemed a dissolution, winding up,
liquidation, reorganization,
assignment for the benefit of
creditors or marshalling of assets
and liabilities of the Company for
the purposes of this SECTION 6 if
the person formed by such
consolidation or into which the
Company is merged or the person
which acquires by conveyance,
transfer or lease such properties
and assets substantially as an
entirety, as the case may be,
shall, as a part of such
consolidation, merger, conveyance,
transfer or lease, comply with the
conditions set forth in the Senior
Notes Indenture.

       .  SUSPENSION OF PAYMENT
WHEN SENIOR INDEBTEDNESS IN
DEFAULT.

       (a)   Unless SECTION 6.3
shall be applicable, upon the
occurrence of a Payment Default,
then no payment or distribution of
any assets of the Company of any
kind or character shall be made by
the Company on account of the Notes
or on account of the purchase or
redemption or other acquisition of
Notes unless and until such Payment
Default shall have been cured or
waived in writing or shall have
ceased to exist or such Senior
Indebtedness shall have been
discharged or paid in full in cash
or cash equivalents, after which
the Company shall resume making any
and all required payments in
respect of the Notes, including any
missed payments.

       (b)    Unless SECTION 6.3
shall be applicable, upon (1) the
occurrence of a Non-payment Default
and (2) receipt by the Company or
the Holders of the Notes from the
representative of holders of such
any Senior Indebtedness of written
notice of such occurrence, then no
payment or distribution of any
assets of the Company of any kind
or character shall be made by the
Company on account of the Notes or
on account of the purchase or
redemption or other acquisition of
the Notes for a period ("PAYMENT
BLOCKAGE PERIOD") commencing on the
earlier of the date of receipt by
the Company or the date of receipt
by the Holders of the Notes of such
notice from such representative
unless and until (subject to any
blockage of payments that may then
be in effect under paragraph (a) of
this Section) (X) more than 179
days shall have elapsed since
receipt of such written notice by
the Company or the Holders of the
Notes, whichever was earlier, (Y)
such Non-payment Default shall have
been cured or waived in writing or
shall have ceased to exist or such
Designated Senior Indebtedness
shall have been discharged or (Z)
such Payment Blockage Period shall
have been terminated by written
notice to the Company or the
Holders of the Notes from such
representative initiating such
Payment Blockage Period, after
which, in the case of clause (x),
(y) or (z), the Company shall
resume making any and all required
payments in respect of the Notes,
including any missed payments.
Notwithstanding any other provision
of this SECTION 6, only one Payment
Blockage Period may be commenced
within any consecutive 366-day
period, and no Non-payment Default
with respect to Senior Indebtedness
which existed or was continuing on
the date of the commencement of any
Payment Blockage Period initiated
by or behalf of such Senior
Indebtedness shall be, or be made,
the basis for the commencement of a
second Payment Blockage Period
whether or not within a period of
366 consecutive days unless such
event of default shall have been
cured or waived for a period of not
less than 60 consecutive days
subsequent to the commencement of
such initial Payment Blockage
Period (it being acknowledged that
any subsequent action, or any
breach of any financial covenant
for a period commencing after the
date of commencement of such
Payment Blockage Period, that, in
either case, would give rise to a
Non-payment Default pursuant to any
provision under which a Non-payment
Default previously existed or was
continuing shall constitute a new
Non-payment Default for this
purpose).  In no event will a
Payment Blockage Period extend
beyond 183 days from the date of
the receipt by the Holders of the
Notes of the notice and there must
be a 183-consecutive-day period in
any 366-day period during which no
Payment Blockage Period is in
effect.

       (c)    In the event that,
notwithstanding the foregoing, the
Company shall make any payment to
the Holder of any Note prohibited
by the foregoing provisions of this
Section, then and in such event
such payment shall be paid over and
delivered forthwith to the Company.

       .     PAYMENT PERMITTED IF
NO DEFAULT.  Nothing contained in
this SECTION 6 or elsewhere in any
of the Notes shall prevent the
Company, at any time except during
the pendency of any case,
proceeding, dissolution,
liquidation or other winding up,
assignment for the benefit of
creditors or other marshalling of
assets and liabilities of the
Company referred to in SECTION 6.3
or under the conditions described
in SECTION 6.4, from making
payments at any time of principal
of (and premium, if any, on) or
interest on the Notes.

       .     SUBROGATION TO RIGHTS
OF HOLDERS OF SENIOR INDEBTEDNESS.
Subject to the payment in full in
cash or cash equivalents of all
Senior Indebtedness, the Holders of
the Notes shall be subrogated to
the rights of the holders of such
Senior Indebtedness to receive
payments and distributions of cash,
property and securities applicable
to the Senior Indebtedness until
the principal of (and premium, if
any, on) and interest on the Notes
shall be paid in full.  For
purposes of such subrogation, no
payments or distributions to the
holders of Senior Indebtedness of
any cash, property or securities to
which the Holders of the Notes
would be entitled except for the
provisions of this Article, and no
payments over pursuant to the
provisions of this Article to the
holders of Senior Indebtedness by
Holders of the Notes, shall, as
among the Company, its creditors
other than holders of Senior
Indebtedness, and the Holders of
the Notes, deemed to be a payment
or distribution by the Company to
or on account of the Senior
Indebtedness.

       .     PROVISIONS SOLELY TO
DEFINE RELATIVE RIGHTS.  The
provisions of this Article are and
are intended solely for the purpose
of defining the relative rights of
the Holders of the Notes on the one
hand and the holders of Senior
Indebtedness on the other hand.
Nothing contained in this Section
or elsewhere in the Securities
Purchase Agreement or the Notes is
intended to or shall (a) impair, as
between the Company and the Holders
of the Notes, the obligation of the
Company, which is absolute and
unconditional, to pay to the
Holders of the Notes the principal
of (and premium, if any, on) and
interest on the Notes as and when
the same shall become due and
payable in accordance with their
terms; or (b) affect the relative
rights against the Company of the
Holders of the Notes and creditors
of the Company other than the
holders of Senior Indebtedness; or
(c) prevent the Holder of any Note
from exercising all remedies
otherwise permitted by applicable
law upon Default under this Note,
subject to the rights, if any,
under this SECTION 6 of the holders
of Senior Indebtedness.

       .     NO WAIVER OF
SUBORDINATION PROVISIONS.

       (a)   No right of any
present or future holder of any
Senior Indebtedness to enforce
subordination as herein provided
shall at any time in any way be
prejudiced or impaired by any act
or failure to act on the part of
the Company or by any act or
failure to act, in good faith, by
any such holder, or by any non-
compliance by the Company with the
terms, provisions and covenants of
this Note, regardless of any
knowledge thereof any such holder
may have or be otherwise charged
with.

       (b)   Without in any way
limiting the generality of
paragraph (a) of this SECTION 6.8,
the holders of Senior Indebtedness
may, at any time and from time to
time, without the consent of or
notice to the Holders of the Notes,
without incurring responsibility to
the Holders of the Notes and
without impairing or releasing the
subordination provided in this
Article or the obligations
hereunder of the Holders of the
Notes to the holders of Senior
Indebtedness, do any one or more of
the following: (1) change the
manner, place or terms of payment
or extend the time of payment of,
or renew or alter, Senior
Indebtedness or any instrument
evidencing the same or any
agreement under which Senior
Indebtedness is outstanding; (2)
sell, exchange, release or
otherwise deal with any property
pledged, mortgaged or otherwise
securing Senior Indebtedness; (3)
release any person liable in any
manner for the collection of Senior
Indebtedness; and (4) exercise or
refrain from exercising any rights
against the Company and any other
person.

       .     NOTICE TO NOTE
HOLDERS.  The Company shall give
prompt written notice to the
Holders of the Notes of any fact
known to the Company which would
prohibit the making of any payment
to the Holders of the Notes in
respect of the Notes.
Notwithstanding the provisions of
this Section or any other provision
of this Note, the Holders shall not
be charged with knowledge of the
existence of any facts which would
prohibit the making of any payment
to the Holders in respect of the
Notes, unless and until the Holders
of the Notes shall have received
written notice thereof from the
Company or a holder of Senior
Indebtedness or from any trustee,
fiduciary or agent therefor; and,
prior to the receipt of any such
written notice, the Holders shall
be entitled in all respects to
assume that no such facts exist;
PROVIDED, HOWEVER, that, if the
Holders shall not have received the
notice provided for in this SECTION
6.9 prior to the date upon which by
the terms hereof any money may
become payable for any purpose
(including, without limitation, the
payment of the principal of (and
premium, if any, on) or interest on
any Note), then, anything herein
contained to the contrary
notwithstanding, the Holders shall
have full power and authority to
receive such money and to apply the
same to the purpose for which such
money was received and shall not be
affected by any notice to the
contrary which may be received by
them on such date.

       .     RELIANCE ON JUDICIAL
ORDER OR CERTIFICATE OF LIQUIDATING
AGENT.  Upon any payment or
distribution of assets of the
Company referred to in this SECTION
6, the Holders of the Notes shall
be entitled to rely conclusively
upon any order or decree entered by
any court of competent jurisdiction
in which such insolvency,
bankruptcy, receivership,
liquidation, reorganization,
dissolution, winding up or similar
case or proceeding is pending, or a
certificate of the trustee in
bankruptcy, receiver, liquidating
trustee, custodian, assignee for
the benefit of creditors, agent or
other person making such payment or
distribution, delivered to the
Holders of Notes, for the purpose
of ascertaining the persons
entitled to participate in such
payment or distribution, the
holders of Senior Indebtedness and
other Indebtedness of the Company,
the amount thereof or payable
thereon, the amount or amounts paid
or distributed thereon and all
other facts pertinent thereto or to
this Section.

       .     NO SUSPENSION OF
REMEDIES.  Nothing contained in
this SECTION 6 shall limit the
right of the Holders of Notes to
take any action to accelerate the
maturity of the Notes pursuant to
SECTION 4.2 or to pursue any rights
or remedies hereunder or under
applicable law.


SECTION . DEFINITIONS.

       As used herein, the
following terms have the respective
meanings set forth below:

             "Applicable Rate"
means, through the Change Date,
12.5% per annum and, after the
Change Date, 14.0% per annum.

             "Change Date" means
the date immediately preceding the
closing date at which the
Anticipated Financing is
consummated, if and only if the
Stage II Closing is consummated on
or before such closing date of the
Anticipated Financing.

             "Common Shares" means
the shares of Common Stock, no par
value, of the Company.

             "First Payment Date"
means (i) if the Change Date
occurs, then March 1, 1999, or at
the Payee's option such later date
as Payee may elect, or (ii)
otherwise March 1, 1996.

             "Overdue Rate" means,
with respect to any interest
accrual period or portion thereof,
the Applicable Rate then in effect
with respect to such period or
portion, plus 2.0% per annum.

             "Senior Notes" means
the notes of the Company evidencing
the Anticipated Financing issued
pursuant to the Senior Notes
Indenture.

             "Senior Notes
Indenture" means the indenture
between the Company and trustee
named therein, governing the
Anticipated Financing.


SECTION .  MISCELLANEOUS.

       .     NOTICES.  All notices,
advices and communications to be
given or otherwise made to the
Company or any Holder shall be
deemed given upon receipt thereof
if contained in a written
instrument and delivered in person,
sent by overnight courier, sent by
first class registered or certified
mail, postage prepaid and return
receipt requested, or sent by
facsimile telecopier, confirmed by
mail, addressed to such party at
the address or telecopier number
set forth below or at such other
address or telecopier number as may
hereafter be designated in writing
by the addressee to the addressor
listing all parties: (a) if to BANX
Partnership (so long as BANX
Partnership is the Holder of this
Note):  to Alexander Good, Bell
Atlantic Corporation, 1310 North
Court House Road, Arlington, VA
22201; Thomas R. McKeough, Bell
Atlantic Corporation, 1717 Arch
Street, Philadelphia, PA  19103;
and Philip R. Marx, Bell Atlantic
Corporation, 1717 Arch Street,
Philadelphia, PA  19103, and NYNEX
Corporation, 1113 Westchester
Avenue, White Plains, NY  10604-
3510, Attention: Chief Financial
Officer and to such address
Attention: General Counsel, (b) if
to any other Holder of this Note:
to it at its address listed on the
books for the registration and
registration of transfer of the
Notes to be maintained by the
Company pursuant to SECTION 2.1
hereof, and (c) if to the Company:
CAI Wireless Systems, Inc., 12
Corporate Woods Boulevard, Suite
102, Albany, NY 12211, Attention:
President, with a required copy to
Day, Berry & Howard, One Canterbury
Green, Stamford, Connecticut 06901-
2047, Attention Sabino Rodriguez,
III, Esq.  Whenever pursuant to
this Note, notice is required to be
given to any or all of the Holders
of the Notes, such requirement
shall be satisfied if such notice
is given in the manner prescribed
to the persons last known by the
Company to be a Holder of the Note,
entitled to such notice, at the
addresses of such persons last
known to the Company.

       .     SEVERABILITY.  If any
term, provision, covenant or
restriction of this Note is held by
a court or a governmental agency of
competent jurisdiction to be
invalid, void or unenforceable, or
to cause any party to be in
violation of any applicable
provision of law, the remainder of
the terms, provisions, covenants
and restrictions of this Note shall
remain in full force and effect and
in no way shall be affected,
impaired or invalidated.

       .     CAPTIONS.  The
descriptive headings of the various
paragraphs or parts of this Note
are for convenience only and shall
not affect the meaning or
construction of any of the
provisions hereof.

       .     AMENDMENT AND WAIVER.
This Note may only be amended or
supplemented, and the observance of
any term hereof may only be waived,
in accordance with SECTION 9 of the
Securities Purchase Agreement.

       .     WAIVER OF PRESENTMENT,
ETC.  The Company hereby waives
presentment, demand for payment,
notice of dishonor or acceleration,
protest and notice of protest, and
any and all other notices or demand
in connection with the delivery,
acceptance, performance, default or
enforcement of this Note, excepting
any notice requirement set forth in
the Securities Purchase Agreement.
No failure on the part of the
Holder of this Note in exercising
any right or remedy hereunder shall
operate as a waiver thereof, nor
shall any single or partial
exercise of any such right or
remedy preclude any other or future
exercise thereof or the exercise of
any other right or remedy
hereunder.  No modification or
waiver of any provision of this
Note, nor any departure by the
Company therefrom, shall in any
event be effective unless the same
shall be in writing, in accordance
with the Securities Purchase
Agreement, and then such waiver or
consent shall be effective only in
the specific instance and for the
specific purpose given.

       .     CONSENT TO
JURISDICTION AND SERVICE OF
PROCESS.

       ALL JUDICIAL PROCEEDINGS
BROUGHT AGAINST THE COMPANY ARISING
OUT OF OR RELATING TO THIS NOTE,
ANY NOTE, WARRANT OR OTHER LOAN
DOCUMENT OR ANY OBLIGATION MAY BE
BROUGHT IN ANY STATE OR FEDERAL
COURT OF COMPETENT JURISDICTION IN
THE STATE OF NEW YORK AND BY
EXECUTION AND DELIVERY OF THIS
NOTE, THE COMPANY ACCEPTS FOR
ITSELF AND IN CONNECTION WITH ITS
PROPERTIES, GENERALLY AND
UNCONDITIONALLY, THE NONEXCLUSIVE
JURISDICTION OF THE AFORESAID
COURTS AND WAIVES ANY DEFENSE OF
FORUM NON CONVENIENS, AND
IRREVOCABLY AGREES TO BE BOUND BY
ANY JUDGMENT RENDERED THEREBY IN
CONNECTION WITH THIS NOTE, THE
SECURITIES PURCHASE AGREEMENT, SUCH
OTHER LOAN DOCUMENT OR SUCH
OBLIGATION.  IF ANY AGENT APPOINTED
BY THE COMPANY REFUSES TO ACCEPT
SERVICE, THE COMPANY HEREBY AGREES
THAT SERVICE UPON IT BY MAIL SHALL
CONSTITUTE SUFFICIENT NOTICE.
NOTHING HEREIN SHALL AFFECT THE
RIGHT TO SERVE PROCESS IN ANY OTHER
MANNER PERMITTED BY LAW OR SHALL
LIMIT THE RIGHT OF ANY PURCHASER TO
BRING PROCEEDINGS AGAINST THE
COMPANY IN THE COURTS OF ANY OTHER
JURISDICTION.

       .     WAIVER OF JURY TRIAL.

       THE COMPANY AND EACH HOLDER
OF THIS NOTE HEREBY AGREES TO WAIVE
THEIR RESPECTIVE RIGHTS TO A JURY
TRIAL OF ANY CLAIM OR CAUSE OF
ACTION BASED UPON OR ARISING OUT OF
THIS NOTE, ANY OF THE LOAN
DOCUMENTS, OR ANY DEALINGS BETWEEN
THEM RELATING TO THE SUBJECT MATTER
OF THIS LOAN TRANSACTION AND THE
PURCHASER/COMPANY RELATIONSHIP THAT
IS BEING ESTABLISHED.  The scope of
this waiver is intended to be all-
encompassing of any and all
disputes that may be filed in any
court and that relate to the
subject matter of this transaction,
including without limitation,
contract claims, tort claims,
breach of duty claims, and all
other common law and statutory
claims.  Each party hereto
acknowledges that this waiver is a
material inducement to enter into a
business relationship, that each
has already relied on the waiver in
entering into this Note, and that
each will continue to rely on the
waiver in their related future
dealings.  Each party hereto
further warrants and represents
that each has reviewed this waiver
with its legal counsel, and that
each knowingly and voluntarily
waives its jury trial rights
following consultation with legal
counsel.  THIS WAIVER IS
IRREVOCABLE, MEANING THAT IT MAY
NOT BE MODIFIED EITHER ORALLY OR IN
WRITING, AND THE WAIVER SHALL APPLY
TO ANY SUBSEQUENT AMENDMENTS,
RENEWALS, REPLACEMENTS, SUPPLEMENTS
OR MODIFICATIONS TO THIS NOTE, THE
LOAN DOCUMENTS, OR TO ANY OTHER
DOCUMENTS OR AGREEMENTS RELATING TO
THE LOAN.  In the event of
litigation, a copy of this Note may
be filed as a written consent to a
trial by the court.

       IN WITNESS WHEREOF, the
undersigned, by its duly authorized
officer, has executed this Term
Note as of the date first above
written.

     CAI WIRELESS SYSTEMS, INC.


     By:  /S/ JARED ABBRUZZESE
     As its:  Chairman and Chief
Executive
                            Officer